EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Huiheng Medical, Inc. (the “Registrant”) on Form 10-K for the Year ended December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Hui Xiaobing, Chief Executive Officer of the Registrant, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: April 21, 2009	/s/ Hui Xiaobing
Hui Xiaobing
Chief Executive Officer

In connection with the Annual Report of Huiheng Medical, Inc. (the “Registrant”) on Form 10-K for the Year ended December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard Shen, Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: April 21, 2009	/s/ Richard Shen
Richard Shen
Chief Financial Officer